UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 2, 2013

ASCENT CAPITAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34176	26-2735737
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

5251 DTC Parkway, Suite 1000

Greenwood Village, Colorado 80111

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (303) 628-5600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

Item 7.01. Regulation FD Disclosure.

To supplement the historical and pro forma financial information that has been provided in Ascent Capital Group, Inc.’s (“Ascent”) Quarterly Report on Form 10-Q, filed on November 12, 2013 (File No. 001-34176), Ascent has determined to furnish the additional financial information set forth in Exhibit 99.1 hereto.

The information furnished pursuant to this Item 2.02. Results of Operations and Financial Condition/Item 7.01. Regulation FD Disclosure (including Exhibit 99.1 hereto) is being furnished to the SEC in satisfaction of the public disclosure requirements of Regulation FD and shall not be deemed “filed” for any purpose.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Supplemental Financial Information

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 2, 2013

ASCENT CAPITAL GROUP, INC.

By:	/s/ WILLIAM E. NILES
	Name:	William E. Niles
	Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Supplemental Financial Information